Exhibit 32.02

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Investview, Inc. (the “Company”) for the Quarter ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jayme L. McWidener, the Chief Financial Officer, of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 16, 2021

/s/ Jayme L. McWidener
Jayme L. McWidener
Chief Financial Officer (Principal Financial and Accounting Officer)